Exhibit 10.2

Summary of Stock Option Grants Made to Independent Directors in January, April and May of 2004.

The following non-discretionary annual grants were made under the 1999 Directors’ Stock Option Plan using the form of 1999 Directors’ Nonstatutory Stock Option Agreement filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the period ending March 31, 2002 filed on May 15, 2002.

Participant	Grant Date	Shares	Vesting Schedule

Covert, Harold L.	1/12/04	12,000	1/48th of the shares vest monthly beginning on 2/12/04

Hedfors, Bo Christer	1/12/04	12,000	1/48th of the shares vest monthly beginning on 2/12/04

Puckett, Bernard	1/12/04	12,000	1/48th of the shares vest monthly beginning on 2/12/04

The following grants were made under the 1996 Stock Plan using the form of US Stock Option Agreement filed as Exhibit 10.3 to the Company’s current Quarterly Report on Form 10-Q.

Participant	Grant Date	Shares	Vesting Schedule

Denman, Kenneth D.	4/23/04	20,000	25% vest on 4/23/05 and 1/48th of the shares monthly beginning on 5/23/05

Covert, Harold L.	5/6/04	18,000	1/48th of the shares vest monthly beginning on 6/6/04

Denman, Kenneth D.	5/6/04	30,000	25% vest on 5/6/05 and 1/48th of the shares monthly beginning on 6/6/05

Hedfors, Bo Christer	5/6/04	18,000	1/48th of the shares vest monthly beginning on 6/6/04

Jabbar, Masood	5/6/04	30,000	1/48th of the shares vest monthly beginning on 6/6/04

Puckett, Bernard	5/6/04	18,000	1/48th of the shares vest monthly beginning on 6/6/04